SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.   20549

                          ________________

                              FORM 8-K
                          ________________


                           Current Report
                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 26, 1994
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                      ATLANTIC RICHFIELD COMPANY
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        (Exact name of registrant as specified in its charter)


                              Delaware
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            State or other jurisdiction of incorporation



            1-1196                                  23-0371610
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    (Commission File Number)                      (IRS Employer
                                               Identification No.)


  515 South Flower Street, Los Angeles, California        90071
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      (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code:  (213) 486-3511
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                            Not Applicable
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    (Former name or former address, if changed since last report)


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Item 5.  Other Events.

     Press Release, dated September 26, 1994, announcing management changes effective on that date.



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                         SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ATLANTIC RICHFIELD COMPANY


                                       /s/ALLAN L. COMSTOCK

                                    ______________________________
                                    Allan L. Comstock
                                    Vice President and Controller


Dated:  September 28, 1994


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